Waddell & Reed Advisors Asset Strategy Fund

Summary Prospectus   |   October 31, 2012, as supplemented January 31, 2013

Share Class (Ticker):    Class A Shares (UNASX), Class B Shares (WBASX), Class C Shares (WCASX), Class Y Shares (WYASX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus dated October 31, 2012, and SAI dated January 31, 2013 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 78 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 85 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.48%	0.34%	0.20%
Total Annual Fund Operating Expenses	1.17%	2.13%	1.99%	0.85%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$925	$1,182	$1,914
Class B Shares	616	967	1,244	2,217
Class C Shares	202	624	1,073	2,317
Class Y Shares	87	271	471	1,049

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$925	$1,182	$1,914
Class B Shares	216	667	1,144	2,217
Class C Shares	202	624	1,073	2,317
Class Y Shares	87	271	471	1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Asset Strategy Fund seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies. The Fund may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Fund may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Fund will be appropriately compensated for the increased risk.

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“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

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“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

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Within each of these investment types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

WRIMCO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity and diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Fund’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Fund. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Fund’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

WRIMCO may reduce the Fund’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

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Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Fund may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Fund may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

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Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

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Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

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Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

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Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

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Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

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Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

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Investment Company Securities Risk. Investment in other investment companies typically reflects the risk of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

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Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

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Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.73% (the third quarter of 2005) and the lowest quarterly return was -19.34% (the third quarter of 2011). The Class A return for the year through September 30, 2012 was 13.48%.

Average Annual Total Returns

as of December 31, 2011	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-13.53%	4.58%	9.19%
Return After Taxes on Distributions	-13.68%	3.03%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	-8.53%	3.56%	7.80%
Class B
Return Before Taxes	-12.74%	4.76%	8.87%
Class C
Return Before Taxes	-8.99%	4.97%	8.93%
Class Y
Return Before Taxes	-7.94%	6.17%	10.22%

Indexes	1 Year	5 Years	10 Years
Citigroup Broad Investment-Grade Index (reflects no deduction for fees, expenses or taxes)	7.85%	6.68%	5.89%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Broad Investment-Grade Index, effective March 2012. WRIMCO believes that the Barclays U.S. Aggregate Bond Index provides a better benchmark for this Fund in light of the types of securities in which the Fund invests)	7.84%	6.50%	5.78%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes)	0.21%	1.82%	2.19%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Short-Term Index for 1 Month Certificates of Deposit, effective March 2012. WRIMCO believes that the Barclays U.S. Treasury Bills: 1-3 Month Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests)	0.07%	1.36%	1.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Lipper Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	-5.75%	1.00%	6.07%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Fund since January 1997 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Fund since January 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

WRSUM-UNASX